SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2004

                                 MakeMusic! Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

         0-26192                                                 41-1716250
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 937-9611
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02. Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.


     (c) MakeMusic! Inc. (the "Company") appointed Alan Shuler as its Vice President and Chief Financial Officer effective October 25, 2004. There is no written employment agreement. Mr. Shuler was Vice President and Chief Financial Officer of Datakey, Inc., in Burnsville, Minnesota from 1992 to 2004.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Exhibits: 99.1 Press Release dated October 25, 2004




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MAKEMUSIC! INC.


                                              By   /s/William R. Wolff
                                                  ------------------------
Date:   October 26, 2004                           William R. Wolff,
                                                   Chief Executive Officer

                                 MakeMusic! Inc.

                   Exhibit Index to Current Report on Form 8-K


Exhibit No.           Description
-----------           -----------

99.1                  Press release dated October 25, 2004